Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT SEPTEMBER 30, 2022 (1)

In apartment units

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	—	11,434	—	11,434
Dallas, TX	9,767	348	—	10,115	—	10,115
Tampa, FL	5,220	196	—	5,416	—	5,416
Orlando, FL	5,274	264	369	5,907	—	5,907
Charlotte, NC	5,867	—	344	6,211	—	6,211
Austin, TX	6,829	288	—	7,117	323	7,440
Raleigh/Durham, NC	5,350	—	—	5,350	—	5,350
Nashville, TN	4,375	—	—	4,375	—	4,375
Houston, TX	4,867	—	308	5,175	—	5,175
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Phoenix, AZ	2,623	345	—	2,968	—	2,968
Fort Worth, TX	3,519	168	—	3,687	—	3,687
Northern Virginia	1,888	—	—	1,888	—	1,888
Richmond, VA	2,004	—	—	2,004	—	2,004
Savannah, GA	1,837	—	—	1,837	—	1,837
Fredericksburg, VA	1,435	—	—	1,435	—	1,435
Greenville, SC	2,355	—	—	2,355	—	2,355
Memphis, TN	1,811	—	—	1,811	—	1,811
Birmingham, AL	1,462	—	—	1,462	—	1,462
Denver, CO	812	—	306	1,118	—	1,118
San Antonio, TX	1,504	—	—	1,504	—	1,504
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	7,078	492	—	7,570	—	7,570
Total Multifamily Units	96,313	2,101	1,327	99,741	323	100,064
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of September 30, 2022			Average Effective	As of September 30, 2022
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended September 30, 2022	Completed Units	Total Units, Including Development
Atlanta, GA	$2,058,201	14.0%	95.9%	$1,793	11,434
Dallas, TX	1,530,476	10.3%	95.9%	1,595	10,115
Tampa, FL	982,215	6.6%	95.5%	2,015	5,416
Charlotte, NC	977,952	6.6%	95.8%	1,543	5,867
Orlando, FL	912,513	6.2%	96.2%	1,881	5,538
Austin, TX	888,441	6.0%	95.2%	1,587	7,117
Raleigh/Durham, NC	716,513	4.8%	95.6%	1,474	5,350
Houston, TX	624,165	4.2%	95.7%	1,363	4,867
Northern Virginia	566,836	3.8%	95.9%	2,211	1,888
Nashville, TN	547,556	3.7%	96.1%	1,634	4,375
Phoenix, AZ	471,487	3.2%	95.9%	1,728	2,968
Charleston, SC	417,605	2.8%	96.4%	1,625	3,168
Fort Worth, TX	378,646	2.6%	95.6%	1,515	3,687
Jacksonville, FL	299,626	2.0%	96.7%	1,510	3,496
Richmond, VA	272,830	1.8%	96.3%	1,525	2,004
Fredericksburg, VA	250,094	1.7%	96.6%	1,763	1,435
Greenville, SC	231,124	1.6%	96.7%	1,256	2,355
Savannah, GA	220,793	1.5%	96.7%	1,570	1,837
Denver, CO	212,386	1.4%	96.4%	1,898	812
Kansas City, MO-KS	189,830	1.3%	95.7%	1,486	1,110
San Antonio, TX	168,221	1.1%	95.7%	1,361	1,504
Birmingham, AL	165,371	1.1%	95.1%	1,342	1,462
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	193,239	1.3%	95.5%	1,295	2,754
Florida	182,531	1.2%	96.0%	1,751	1,806
Maryland	171,446	1.2%	95.2%	1,940	757
Alabama	168,103	1.1%	95.3%	1,357	1,648
Virginia	157,063	1.1%	95.9%	1,694	1,039
Kentucky	96,194	0.6%	96.4%	1,127	1,308
Nevada	72,736	0.5%	95.8%	1,548	721
South Carolina	37,971	0.3%	95.3%	1,127	576
Stabilized Communities	$14,162,164	95.6%	95.9%	$1,619	98,414
Charlotte, NC	139,071	0.9%	91.6%	2,084	344	344
Denver, CO	112,255	0.8%	90.2%	1,906	306	658
Orlando, FL	97,380	0.7%	89.7%	2,205	369	369
Salt Lake City, UT	65,399	0.4%	—	—	—	400
Atlanta, GA	58,366	0.4%	—	—	—	340
Austin, TX	57,737	0.4%	56.6%	1,635	323	350
Houston, TX	54,792	0.4%	86.4%	1,560	308	308
Phoenix, AZ	54,057	0.4%	—	—	—	317
Lease-up / Development Communities	$639,057	4.4%	82.6%	$1,892	1,650	3,086
Total Multifamily Communities	$14,801,221	100.0%	95.7%	$1,624	100,064	101,500
(1)
Schedule excludes MAA's 35% ownership in a 269 unit joint venture property in Washington, D.C. As of September 30, 2022, the gross investment in real estate for this community was $80.4 million and includes a mortgage note payable of $51.8 million. For the nine months ended September 30, 2022, this apartment community achieved NOI of $5.5 million.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of September 30, 2022		Three Months Ended
	Apartment Units	Gross Real Assets	September 30, 2022	September 30, 2021	Percent Change
Operating Revenues
Same Store Communities	96,313	$13,726,445	$495,377	$432,206	14.6%
Non-Same Store Communities	2,101	435,719	12,876	13,323
Lease-up/Development Communities	1,650	639,057	6,313	1,094
Total Multifamily Portfolio	100,064	$14,801,221	$514,566	$446,623
Commercial Property/Land	—	357,028	6,217	5,952
Total Operating Revenues	100,064	$15,158,249	$520,783	$452,575

Property Operating Expenses
Same Store Communities			$179,761	$163,324	10.1%
Non-Same Store Communities			4,569	6,209
Lease-up/Development Communities			2,839	709
Hurricane Expenses			1,602	—
Total Multifamily Portfolio			$188,771	$170,242
Commercial Property/Land			2,652	2,596
Total Property Operating Expenses			$191,423	$172,838

Net Operating Income
Same Store Communities			$315,616	$268,882	17.4%
Non-Same Store Communities			8,307	7,114
Lease-up/Development Communities			3,474	385
Hurricane Expenses			(1,602)	—
Total Multifamily Portfolio			$325,795	$276,381
Commercial Property/Land			3,565	3,356
Total Net Operating Income			$329,360	$279,737	17.7%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2022	September 30, 2021	Percent Change	September 30, 2022	September 30, 2021	Percent Change
Property Taxes	$62,924	$57,296	9.8%	$182,668	$173,452	5.3%
Personnel	39,281	35,953	9.3%	111,829	104,097	7.4%
Utilities	33,594	31,154	7.8%	92,970	88,113	5.5%
Building Repair and Maintenance	24,011	21,360	12.4%	65,910	58,777	12.1%
Office Operations	7,276	5,817	25.1%	20,764	17,044	21.8%
Insurance	7,011	6,233	12.5%	19,523	17,197	13.5%
Marketing	5,664	5,511	2.8%	17,854	16,928	5.5%
Total Property Operating Expenses (1)	$179,761	$163,324	10.1%	$511,518	$475,608	7.6%
(1)
Excludes $1.6 million in storm-related expenses related to Hurricane Ian.

Supplemental Data S-3

MULTIFAMILY SAME STORE PORTFOLIO NOI CONTRIBUTION PERCENTAGE

			Average Physical Occupancy
		Percent of	Three Months Ended		Nine Months Ended
	Apartment Units	Same Store NOI	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Atlanta, GA	11,434	12.8%	95.3%	95.6%	95.4%	95.4%
Dallas, TX	9,767	9.2%	95.8%	96.2%	95.6%	95.7%
Tampa, FL	5,220	6.9%	95.8%	97.1%	96.1%	97.2%
Charlotte, NC	5,867	6.5%	96.0%	96.5%	95.8%	96.3%
Orlando, FL	5,274	6.3%	96.2%	96.3%	96.3%	95.9%
Austin, TX	6,829	6.2%	95.5%	96.1%	95.3%	95.8%
Raleigh/Durham, NC	5,350	5.5%	95.8%	96.2%	95.5%	96.0%
Nashville, TN	4,375	4.7%	96.1%	96.2%	95.9%	95.5%
Houston, TX	4,867	3.8%	95.5%	96.0%	95.5%	95.0%
Charleston, SC	3,168	3.6%	96.1%	96.7%	95.9%	96.4%
Phoenix, AZ	2,623	3.4%	95.7%	97.0%	95.9%	97.0%
Jacksonville, FL	3,496	3.4%	96.4%	97.3%	96.6%	97.5%
Fort Worth, TX	3,519	3.2%	95.5%	96.4%	95.6%	96.3%
Northern Virginia	1,888	2.7%	95.6%	95.3%	95.6%	95.7%
Richmond, VA	2,004	2.1%	96.1%	96.5%	96.1%	96.8%
Greenville, SC	2,355	2.0%	96.6%	96.4%	96.4%	96.4%
Savannah, GA	1,837	2.0%	96.9%	97.4%	96.8%	97.3%
Fredericksburg, VA	1,435	1.8%	95.8%	96.6%	96.4%	97.1%
Memphis, TN	1,811	1.5%	94.4%	96.7%	95.0%	97.3%
Birmingham, AL	1,462	1.3%	95.8%	96.6%	95.7%	96.7%
San Antonio, TX	1,504	1.2%	96.0%	97.0%	95.9%	96.3%
Denver, CO	812	1.1%	95.1%	95.7%	95.8%	94.8%
Huntsville, AL	1,228	1.1%	95.1%	96.6%	95.7%	97.0%
Kansas City, MO-KS	1,110	1.0%	95.8%	96.1%	95.6%	95.1%
Other	7,078	6.7%	95.9%	96.9%	96.0%	96.8%
Total Same Store	96,313	100.0%	95.8%	96.4%	95.8%	96.2%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2022	Q3 2021	% Chg	Q3 2022 (1)	Q3 2021	% Chg	Q3 2022	Q3 2021	% Chg	Q3 2022	Q3 2021	% Chg
Atlanta, GA	11,434	$64,073	$56,687	13.0%	$23,756	$21,800	9.0%	$40,317	$34,887	15.6%	$1,793	$1,553	15.4%
Dallas, TX	9,767	49,111	42,357	15.9%	20,199	18,985	6.4%	28,912	23,372	23.7%	1,585	1,352	17.2%
Tampa, FL	5,220	32,897	27,887	18.0%	11,001	9,841	11.8%	21,896	18,046	21.3%	2,015	1,651	22.0%
Charlotte, NC	5,867	28,955	25,338	14.3%	8,513	7,878	8.1%	20,442	17,460	17.1%	1,543	1,325	16.4%
Orlando, FL	5,274	31,271	25,969	20.4%	11,406	9,136	24.8%	19,865	16,833	18.0%	1,864	1,530	21.9%
Austin, TX	6,829	34,889	30,219	15.5%	15,303	13,689	11.8%	19,586	16,530	18.5%	1,598	1,361	17.4%
Raleigh/Durham, NC	5,350	25,425	21,894	16.1%	8,018	7,540	6.3%	17,407	14,354	21.3%	1,474	1,253	17.6%
Nashville, TN	4,375	22,781	19,729	15.5%	7,818	7,280	7.4%	14,963	12,449	20.2%	1,634	1,391	17.5%
Houston, TX	4,867	21,283	19,428	9.5%	9,420	8,356	12.7%	11,863	11,072	7.1%	1,363	1,236	10.3%
Charleston, SC	3,168	16,577	14,113	17.5%	5,286	5,364	(1.5)%	11,291	8,749	29.1%	1,625	1,361	19.4%
Phoenix, AZ	2,623	14,291	12,222	16.9%	3,632	3,470	4.7%	10,659	8,752	21.8%	1,713	1,437	19.2%
Jacksonville, FL	3,496	16,394	14,161	15.8%	5,754	4,971	15.8%	10,640	9,190	15.8%	1,510	1,262	19.7%
Fort Worth, TX	3,519	17,633	15,509	13.7%	7,538	6,321	19.3%	10,095	9,188	9.9%	1,509	1,306	15.5%
Northern Virginia	1,888	13,002	11,821	10.0%	4,358	4,025	8.3%	8,644	7,796	10.9%	2,211	1,999	10.6%
Richmond, VA	2,004	9,911	8,685	14.1%	3,257	2,955	10.2%	6,654	5,730	16.1%	1,525	1,314	16.1%
Greenville, SC	2,355	9,936	8,707	14.1%	3,602	3,406	5.8%	6,334	5,301	19.5%	1,256	1,083	15.9%
Savannah, GA	1,837	9,457	7,876	20.1%	3,242	2,980	8.8%	6,215	4,896	26.9%	1,570	1,284	22.3%
Fredericksburg, VA	1,435	8,078	7,578	6.6%	2,326	2,152	8.1%	5,752	5,426	6.0%	1,763	1,618	9.0%
Memphis, TN	1,811	7,721	6,901	11.9%	2,887	2,682	7.6%	4,834	4,219	14.6%	1,339	1,171	14.4%
Birmingham, AL	1,462	6,483	5,874	10.4%	2,502	2,264	10.5%	3,981	3,610	10.3%	1,342	1,183	13.4%
San Antonio, TX	1,504	6,515	5,775	12.8%	2,855	2,718	5.0%	3,660	3,057	19.7%	1,361	1,186	14.8%
Denver, CO	812	4,916	4,506	9.1%	1,467	1,393	5.3%	3,449	3,113	10.8%	1,898	1,712	10.9%
Huntsville, AL	1,228	5,197	4,718	10.2%	1,773	1,585	11.9%	3,424	3,133	9.3%	1,281	1,132	13.1%
Kansas City, MO-KS	1,110	5,256	4,769	10.2%	2,037	1,811	12.5%	3,219	2,958	8.8%	1,486	1,343	10.6%
Other	7,078	33,325	29,483	13.0%	11,811	10,722	10.2%	21,514	18,761	14.7%	1,481	1,279	15.8%
Total Same Store	96,313	$495,377	$432,206	14.6%	$179,761	$163,324	10.1%	$315,616	$268,882	17.4%	$1,614	$1,383	16.7%
(1)
Excludes $1.6 million in storm-related expenses related to Hurricane Ian.

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2022	Q2 2022	% Chg	Q3 2022 (1)	Q2 2022	% Chg	Q3 2022	Q2 2022	% Chg	Q3 2022	Q2 2022	% Chg
Atlanta, GA	11,434	$64,073	$61,641	3.9%	$23,756	$22,386	6.1%	$40,317	$39,255	2.7%	$1,793	$1,706	5.1%
Dallas, TX	9,767	49,111	46,530	5.5%	20,199	18,676	8.2%	28,912	27,854	3.8%	1,585	1,501	5.6%
Tampa, FL	5,220	32,897	31,285	5.2%	11,001	10,460	5.2%	21,896	20,825	5.1%	2,015	1,895	6.3%
Charlotte, NC	5,867	28,955	27,294	6.1%	8,513	8,470	0.5%	20,442	18,824	8.6%	1,543	1,452	6.3%
Orlando, FL	5,274	31,271	29,367	6.5%	11,406	10,124	12.7%	19,865	19,243	3.2%	1,864	1,736	7.4%
Austin, TX	6,829	34,889	33,167	5.2%	15,303	15,407	(0.7)%	19,586	17,760	10.3%	1,598	1,515	5.5%
Raleigh/Durham, NC	5,350	25,425	23,952	6.1%	8,018	8,002	0.2%	17,407	15,950	9.1%	1,474	1,376	7.1%
Nashville, TN	4,375	22,781	21,528	5.8%	7,818	7,460	4.8%	14,963	14,068	6.4%	1,634	1,532	6.7%
Houston, TX	4,867	21,283	20,725	2.7%	9,420	9,490	(0.7)%	11,863	11,235	5.6%	1,363	1,320	3.3%
Charleston, SC	3,168	16,577	15,463	7.2%	5,286	5,305	(0.4)%	11,291	10,158	11.2%	1,625	1,521	6.9%
Phoenix, AZ	2,623	14,291	13,602	5.1%	3,632	3,514	3.4%	10,659	10,088	5.7%	1,713	1,620	5.7%
Jacksonville, FL	3,496	16,394	15,680	4.6%	5,754	5,361	7.3%	10,640	10,319	3.1%	1,510	1,431	5.5%
Fort Worth, TX	3,519	17,633	16,838	4.7%	7,538	7,020	7.4%	10,095	9,818	2.8%	1,509	1,438	4.9%
Northern Virginia	1,888	13,002	12,493	4.1%	4,358	3,814	14.3%	8,644	8,679	(0.4)%	2,211	2,122	4.2%
Richmond, VA	2,004	9,911	9,459	4.8%	3,257	3,101	5.0%	6,654	6,358	4.7%	1,525	1,448	5.3%
Greenville, SC	2,355	9,936	9,486	4.7%	3,602	3,701	(2.7)%	6,334	5,785	9.5%	1,256	1,192	5.3%
Savannah, GA	1,837	9,457	8,989	5.2%	3,242	3,110	4.2%	6,215	5,879	5.7%	1,570	1,463	7.3%
Fredericksburg, VA	1,435	8,078	8,040	0.5%	2,326	2,186	6.4%	5,752	5,854	(1.7)%	1,763	1,714	2.8%
Memphis, TN	1,811	7,721	7,404	4.3%	2,887	2,714	6.4%	4,834	4,690	3.1%	1,339	1,293	3.6%
Birmingham, AL	1,462	6,483	6,281	3.2%	2,502	2,333	7.2%	3,981	3,948	0.8%	1,342	1,280	4.8%
San Antonio, TX	1,504	6,515	6,235	4.5%	2,855	2,839	0.6%	3,660	3,396	7.8%	1,361	1,288	5.7%
Denver, CO	812	4,916	4,727	4.0%	1,467	1,323	10.9%	3,449	3,404	1.3%	1,898	1,829	3.8%
Huntsville, AL	1,228	5,197	5,071	2.5%	1,773	1,783	(0.6)%	3,424	3,288	4.1%	1,281	1,222	4.9%
Kansas City, MO-KS	1,110	5,256	5,013	4.8%	2,037	1,834	11.1%	3,219	3,179	1.3%	1,486	1,423	4.4%
Other	7,078	33,325	31,890	4.5%	11,811	11,509	2.6%	21,514	20,381	5.6%	1,481	1,406	5.3%
Total Same Store	96,313	$495,377	$472,160	4.9%	$179,761	$171,922	4.6%	$315,616	$300,238	5.1%	$1,614	$1,529	5.6%
(1)
Excludes $1.6 million in storm-related expenses related to Hurricane Ian.

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS AS OF SEPTEMBER 30, 2022 AND 2021

Dollars in thousands, except Average Effective Rent per Unit

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2022	Q3 2021	% Chg	Q3 2022 (1)	Q3 2021	% Chg	Q3 2022	Q3 2021	% Chg	Q3 2022	Q3 2021	% Chg
Atlanta, GA	11,434	$185,311	$164,074	12.9%	$67,188	$62,249	7.9%	$118,123	$101,825	16.0%	$1,715	$1,511	13.6%
Dallas, TX	9,767	140,401	123,020	14.1%	57,454	55,557	3.4%	82,947	67,463	23.0%	1,508	1,319	14.3%
Tampa, FL	5,220	94,112	80,359	17.1%	31,516	28,147	12.0%	62,596	52,212	19.9%	1,903	1,589	19.7%
Charlotte, NC	5,867	82,729	73,441	12.6%	24,675	23,069	7.0%	58,054	50,372	15.3%	1,464	1,287	13.7%
Orlando, FL	5,274	88,528	75,651	17.0%	31,168	27,913	11.7%	57,360	47,738	20.2%	1,750	1,489	17.6%
Austin, TX	6,829	99,837	86,828	15.0%	43,337	40,560	6.8%	56,500	46,268	22.1%	1,521	1,319	15.3%
Raleigh/Durham, NC	5,350	72,284	63,795	13.3%	23,161	21,589	7.3%	49,123	42,206	16.4%	1,392	1,214	14.6%
Nashville, TN	4,375	64,889	56,962	13.9%	22,263	20,984	6.1%	42,626	35,978	18.5%	1,546	1,349	14.5%
Houston, TX	4,867	62,228	56,935	9.3%	27,365	25,656	6.7%	34,863	31,279	11.5%	1,323	1,219	8.5%
Charleston, SC	3,168	46,897	40,639	15.4%	15,541	15,013	3.5%	31,356	25,626	22.4%	1,533	1,313	16.7%
Phoenix, AZ	2,623	41,005	35,111	16.8%	10,439	9,818	6.3%	30,566	25,293	20.8%	1,631	1,378	18.3%
Jacksonville, FL	3,496	47,280	40,775	16.0%	16,059	14,288	12.4%	31,221	26,487	17.9%	1,437	1,218	18.0%
Fort Worth, TX	3,519	50,716	45,027	12.6%	20,604	18,861	9.2%	30,112	26,166	15.1%	1,443	1,269	13.7%
Northern Virginia	1,888	37,666	35,708	5.5%	12,058	11,746	2.7%	25,608	23,962	6.9%	2,134	2,012	6.0%
Richmond, VA	2,004	28,377	25,453	11.5%	9,449	8,480	11.4%	18,928	16,973	11.5%	1,459	1,286	13.5%
Greenville, SC	2,355	28,528	25,359	12.5%	10,605	10,057	5.4%	17,923	15,302	17.1%	1,201	1,051	14.2%
Savannah, GA	1,837	26,880	22,503	19.5%	9,249	8,600	7.5%	17,631	13,903	26.8%	1,472	1,224	20.2%
Fredericksburg, VA	1,435	23,808	21,729	9.6%	6,806	6,244	9.0%	17,002	15,485	9.8%	1,716	1,547	10.9%
Memphis, TN	1,811	22,439	20,031	12.0%	8,237	7,767	6.1%	14,202	12,264	15.8%	1,294	1,121	15.4%
Birmingham, AL	1,462	18,774	17,013	10.4%	7,173	6,657	7.8%	11,601	10,356	12.0%	1,286	1,145	12.3%
San Antonio, TX	1,504	18,690	16,799	11.3%	8,192	7,752	5.7%	10,498	9,047	16.0%	1,295	1,154	12.2%
Denver, CO	812	14,303	12,910	10.8%	4,128	3,912	5.5%	10,175	8,998	13.1%	1,834	1,665	10.2%
Huntsville, AL	1,228	15,196	13,734	10.6%	5,164	4,479	15.3%	10,032	9,255	8.4%	1,229	1,092	12.6%
Kansas City, MO-KS	1,110	15,139	13,879	9.1%	5,636	5,235	7.7%	9,503	8,644	9.9%	1,432	1,316	8.8%
Other	7,078	95,997	85,020	12.9%	34,051	30,975	9.9%	61,946	54,045	14.6%	1,358	1,184	14.7%
Total Same Store	96,313	$1,422,014	$1,252,755	13.5%	$511,518	$475,608	7.6%	$910,496	$777,147	17.2%	$1,537	$1,343	14.5%
(1)
Excludes $1.6 million in storm-related expenses related to Hurricane Ian.

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of			Development Costs as of
		September 30, 2022			September 30, 2022				Expected
					Expected	Spend	Expected	Start	Initial
	Location	Total	Delivered	Leased	Total	to Date	Remaining	Date	Occupancy	Completion	Stabilization (1)
MAA Windmill Hill	Austin, TX	350	323	213	$63,000	$57,737	$5,263	4Q20	1Q22	4Q22	4Q23
Novel Val Vista (2)	Phoenix, AZ	317	—	—	72,500	54,057	18,443	4Q20	2Q23	4Q23	4Q24
Novel West Midtown (2)	Atlanta, GA	340	—	—	89,500	58,366	31,134	2Q21	1Q23	3Q23	3Q24
Novel Daybreak (2)	Salt Lake City, UT	400	—	—	94,000	65,399	28,601	2Q21	4Q22	3Q23	4Q24
MAA Milepost 35 (3)	Denver, CO	352	—	—	125,000	30,568	94,432	1Q22	4Q23	4Q24	3Q25
Total Active		1,759	323	213	$444,000	$266,127	$177,873

(1) Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.

(2) MAA owns 80% of the joint venture that owns this property.

(3) Previously reported as MAA Central Park I.

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of September 30, 2022
	Location	Total Units	Physical Occupancy	Spend to Date	Construction Completed	Expected Stabilization (1)
MAA Westglenn	Denver, CO	306	90.2%	81,686	1Q22	4Q22
MAA Park Point	Houston, TX	308	86.4%	54,792	1Q22	4Q22
MAA LoSo	Charlotte, NC	344	91.6%	139,072	(2)	1Q23
MAA Robinson	Orlando, FL	369	89.7%	97,380	4Q21	1Q23
Total		1,327	89.5%	$372,930

(1) Communities are considered stabilized when achieving 90% average physical occupancy for 90 days.

(2) Property was acquired while in lease-up; construction was completed prior to acquisition by MAA.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

Nine months ended September 30, 2022
Units Completed	Redevelopment Spend	Average Cost per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
5,247	$29,907	$5,700	$138	10.4%	12,000 - 15,000

Supplemental Data S-8

2022 ACQUISITION ACTIVITY (THROUGH SEPTEMBER 30, 2022)

Multifamily Acquisitions	Market	Apartment Units	Closing Date
MAA Hampton Preserve II	Tampa, FL	196	July 2022
MAA LoSo	Charlotte, NC	344	September 2022

Land Acquisition	Market	Acreage	Closing Date
MAA Florida Street Station	Denver, CO	4	March 2022
MAA Packing District	Orlando, FL	4	May 2022
MAA Panorama	Denver, CO	6	July 2022

2022 DISPOSITION ACTIVITY (THROUGH SEPTEMBER 30, 2022)

Multifamily Dispositions	Market	Apartment Units	Closing Date
MAA Deer Run	Fort Worth, TX	304	June 2022
MAA Oakbend	Fort Worth, TX	426	June 2022

Land Dispositions	Market	Acreage	Closing Date
Colonial Promenade	Huntsville, AL	2	April 2022
Colonial Promenade	Huntsville, AL	3	August 2022

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2022

Dollars in thousands

DEBT SUMMARIES
Fixed Rate Versus Floating Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,394,151	97.2%	3.4%	8.2
Floating rate debt	125,000	2.8%	3.4%	0.1
Total	$4,519,151	100.0%	3.4%	8.0

Unsecured Versus Secured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,154,820	91.9%	3.4%	6.4
Secured debt	364,331	8.1%	4.4%	26.1
Total	$4,519,151	100.0%	3.4%	8.0

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q3 2022 NOI	Percent of Total
Unencumbered gross assets	$14,515,719	93.4%	$313,408	95.2%
Encumbered gross assets	1,027,305	6.6%	15,952	4.8%
Total	$15,543,024	100.0%	$329,360	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Interest Rate
2022	$—	—
2023	349,340	4.2%
2024	398,637	4.0%
2025	401,927	4.2%
2026	297,009	1.2%
2027	596,351	3.7%
2028	396,543	4.2%
2029	559,415	3.7%
2030	297,456	3.1%
2031	444,819	1.8%
Thereafter	652,654	3.8%
Total	$4,394,151	3.4%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2022 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

Maturity	Commercial Paper & Revolving Credit Facility ⁽¹⁾ ⁽²⁾	Public Bonds	Secured	Total
2022	$125,000	$—	$—	$125,000
2023	—	349,340	—	349,340
2024	—	398,637	—	398,637
2025	—	397,580	4,347	401,927
2026	—	297,009	—	297,009
2027	—	596,351	—	596,351
2028	—	396,543	—	396,543
2029	—	559,415	—	559,415
2030	—	297,456	—	297,456
2031	—	444,819	—	444,819
Thereafter	—	292,670	359,984	652,654
Total	$125,000	$4,029,820	$364,331	$4,519,151
(1)
As of September 30, 2022, borrowings of $125.0 million were outstanding under MAALP’s unsecured commercial paper program. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $625.0 million. For the three months ended September 30, 2022, average daily borrowings outstanding under the commercial paper program were $29.8 million.
(2)
There were no borrowings outstanding under MAALP’s $1.25 billion unsecured revolving credit facility as of September 30, 2022. The unsecured revolving credit facility has a maturity date of October 2026 with two six-month extension options.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	29.1%	Yes
Total secured debt to adjusted total assets	40% or less	2.3%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	6.9x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	346.4%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	21.1%	Yes
Total secured debt to total capitalized asset value	40% or Less	1.8%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	6.9x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	20.2%	Yes

(1) The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-10

2022 GUIDANCE

MAA provides guidance on expected Core FFO per Share and Core AFFO per Share, which are non-GAAP financial measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected Core FFO per Share and Core AFFO per Share is provided below.

	Revised Range	Revised Midpoint
Earnings:
Earnings per common share - diluted	$5.59 to $5.75	$5.67
Core FFO per Share - diluted	$8.37 to $8.53	$8.45
Core AFFO per Share - diluted	$7.59 to $7.75	$7.67

MAA Same Store Portfolio:
Number of units		96,313
Average physical occupancy	95.6% to 96.0%	95.8%
Property revenue growth	13.0% to 14.0%	13.5%
Effective rent growth	14.0% to 15.0%	14.5%
Property operating expense growth	7.0% to 7.5%	7.25%
NOI growth	16.0% to 18.0%	17.0%
Real estate tax expense growth	5.5% to 6.0%	5.75%

Corporate Expenses: ($ in millions)
Property management expenses	$64.0 to $66.0	$65.0
General and administrative expenses	$58.5 to $60.5	$59.5
Total overhead	$122.5 to $126.5	$124.5

Transaction/Investment Volume: ($ in millions)
Multifamily acquisition volume	$213.0	$213.0
Multifamily disposition volume	$300.0 to $350.0	$325.0
Development investment	$200.0 to $250.0	$225.0

Debt:
Average effective interest rate	3.4% to 3.6%	3.5%
Capitalized interest ($ in millions)	$7.5 to $8.5	$8.0

Diluted FFO Shares Outstanding:
Diluted common shares and units	118.5 to 119.0 million	118.75 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2022 GUIDANCE

	Full Year 2022 Guidance Range
	Low	High
Earnings per common share - diluted	$5.59	$5.75
Real estate depreciation and amortization	4.59	4.59
Gains on sale of depreciable assets	(1.92)	(1.92)
FFO per Share - diluted	8.26	8.42
Non-Core FFO items (1)	0.11	0.11
Core FFO per Share - diluted	8.37	8.53
Recurring capital expenditures	(0.78)	(0.78)
Core AFFO per Share - diluted	$7.59	$7.75
(1)
Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, net casualty gain or loss, gain or loss on debt extinguishment, legal costs and settlements, net, COVID-19 related costs and mark-to-market debt adjustments.

Supplemental Data S-11

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F1	A-	Stable
Moody’s Investors Service (2)	P-2	Baa1	Positive
Standard & Poor’s Ratings Services (1)	A-2	A-	Stable
(1)
Corporate credit rating assigned to MAA and MAALP
(2)
Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Earnings release & conference call	Early February	Late April	Late July	Late October

Dividend Information - Common Shares:	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022
Declaration date	9/28/2021	12/7/2021	3/22/2022	5/17/2022	9/27/2022
Record date	10/15/2021	1/14/2022	4/14/2022	7/15/2022	10/14/2022
Payment date	10/29/2021	1/31/2022	4/29/2022	7/29/2022	10/31/2022
Distributions per share	$1.0250	$1.0875	$1.0875	$1.2500	$1.2500

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Andrew Schaeffer	Senior Vice President, Treasurer and Director of Capital Markets
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12